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                                                                Exhibit 10.10(b)



                             FIRST AMENDMENT TO THE

                   BANC ONE CORPORATION SUPPLEMENTAL EMPLOYEES
                                 RETIREMENT PLAN


        The following amendment is hereby made to the BANC ONE CORPORATION Supplemental Employees Retirement Plan effective January 1, 1997:

        1. The following paragraph shall be placed after Section 2.3(b) of the Plan.

                      "A Participant may elect to retire and receive an unreduced pension if, at the time of retirement, the sum of his or her age plus years of service total "85 points" or more. The "85 points" provision applies only to the Participants who are employed at BANC ONE on January 1997 with base compensation of $250,000 or more."




                                                   BANC ONE CORPORATION


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